Exhibit 10.3

FORM CD-451 (REV 12-14)	U.S. DEPARTMENT OF COMMERCE		GRANT X COOPERATIVE AGREEMENT
AMENDMENT TO FINANCIAL ASSISTANCE AWARD			AWARD NUMBER NCR-92-18742
CFDA NO. AND NAME 11.-National Telecommunications and Information Administration
PROJECT TITLE
RECIPIENT NAME VeriSign, Inc.			AMENDMENT NUMBER 34
STREET ADDRESS 12061 Bluemont Way			EFFECTIVE DATE October 19, 2016
CITY, STATE ZIP Reston, Virginia 20190-5684			EXTEND PERIOD OF PERFORMANCE TO (IF APPLICABLE)
COSTS ARE REVISED AS FOLLOWS:	PREVIOUS ESTIMATED COST	ADD	DEDUCT	TOTAL ESTIMATED COST
FEDERAL SHARE OF COST	$0.00	$0.00	$0.00	$0.00
RECIPIENT SHARE OF COST	$0.00	$0.00	$0.00	$0.00
TOTAL ESTIMATED COST	$0.00	$0.00	$0.00	$0.00
REASON(S) FOR AMENDMENT

Pursuant to Section I.B.2.A of Amendment 19, as amended by Section 2 of Amendment 30, the Department approves the amendment to the .com Registry Agreement attached hereto as Exhibit A. Consistent with the Special Award Condition, the Department reserves the right to conduct a public interest review prior to November 30, 2018. The Department's approval of the amendment is not intended to confer federal antitrust immunity on Verisign with respect to the .com Registry Agreement. Except as modified by this Amendment, the terms and conditions of the Cooperative Agreement, as previously amended, remain unchanged.

This Amendment Document (Form CD-451) signed by the Grants Officer constitutes an Amendment of the above-referenced Award, which may include an obligation of Federal funding. By signing this Form CD-451, the Recipient agrees to comply with the Amendment provisions checked below and attached, as well as previous provisions incorporated into the Award. If not signed and returned without modification by the Recipient within 30 days of receipt, the Grants Officer may unilaterally withdraw this Amendment offer and de-obligate any associated funds.

X Special Award Conditions Line Item Budget Other(s):
SIGNATURE OF DEPARTMENT OF COMMERCE GRANTS OFFICER /s/ DEAN IWASAKI				DATE 10/19/2016
TYPED NAME, TYPED TITLE, AND SIGNATURE OF AUTHORIZED RECIPIENT OFFICIAL /s/ D. JAMES BIDZOS D. James Bidzos, Chief Executive Officer, VeriSign Inc. D. James Bidzos, President and Chief Executive Officer				DATE

Award ACCS Information

Award Contact Information

Contact Name	Contact Type	Email	Phone
Thomas C. Idelicarto		tindelicarto@verisign.com

NIST Grants Officer:	NIST Grants Specialist:
Dean Iwasaki	Nuria Martinez
100 Bureau Drive, MS 1650	100 Bureau Drive, MS 1650
Gaithersburg, MD 20899-1650	Gaithersburg, MD 20899-1650
(301) 975-8449	(301) 975-6215

SPECIAL AWARD CONDITIONS NCR-92-18742
Amendment Thirty-Four (34)

Whereas, VeriSign, Inc. (“Verisign”) and the Internet Corporation for Assigned Names and Numbers (“ICANN”) have executed a Root Zone Maintainer Service Agreement (“RZMA”), which is a necessary step in the IANA Stewardship Transition, that shall become effective upon the Department’s discharge under the Cooperative Agreement of Verisign’s obligations pertaining to the root zone maintainer functions;

Whereas, Verisign and ICANN have also agreed to an amendment of the .com Registry Agreement to extend its term to coincide with the term of the RZMA in order to promote the security, stability and resiliency of the root zone maintainer functions given the common infrastructure and services shared by the .com registry and the root zone maintainer functions;

Whereas, the Department and Verisign acknowledge that the amendment to extend the term of the .com Registry Agreement will facilitate the timely, secure and stable completion of the IANA Stewardship Transition;

Whereas, the Department concluded in connection with the renewal of the .com Registry Agreement in 2012 for a six year term, the Maximum Price of $7.85 for Registry Services was in the public interest;

Whereas, the amendment to the .com Registry Agreement, requires that the Maximum Price for Registry Services shall remain at $7.85 through November 30, 2024, subject to Section 7.3(d)(ii) of the .com Registry Agreement;

Whereas, the Cooperative Agreement will expire on November 30, 2018, unless the Department exercises, in its sole discretion, its right to extend the term of the Cooperative Agreement under Section 1.B.10 of Amendment 19, as amended by Section 4 of Amendment 32.

Whereas, the Department is not at this time exercising its right to extend the term of the Cooperative Agreement;

Therefore, Verisign and the Department agree as follows:

1.
The Department, in view of the circumstances set forth above, hereby approves the amendment to the .com Registry Agreement attached hereto as Exhibit A as in the public interest. This approval is not intended to confer federal antitrust immunity on Verisign with respect to the .com Registry Agreement, as amended.

2.
The Department retains the right to conduct a public interest review for the sole purpose of determining whether the Department will exercise its right under Section 1.B.10 of Amendment 19, as amended by Section 4 of Amendment 32, to extend the term of Cooperative Agreement. Verisign agrees to cooperate fully in any such review; and to work in good faith to reach mutual agreement with the Department to resolve issues identified in such review and to work in good faith to implement any agreed upon changes as of the expiration of the current term of the Cooperative Agreement.

3.	Upon signature by both parties, Verisign shall provide a copy of the amendment to the .com Registry Agreement to the Grants Officer and to the Federal Program Officer.

4.	Except as modified by this Amendment, the terms and conditions of the Cooperative Agreement, as previously amended, remain unchanged.

FIRST AMENDMENT TO .COM REGISTRY AGREEMENT
This FIRST AMENDMENT TO .COM REGISTRY AGREEMENT (this “Amendment”) is dated as of [__], 2016 (the “Amendment Effective Date”) and is entered into by and between INTERNET CORPORATION FOR ASSIGNED NAMES AND NUMBERS, a California nonprofit public benefit corporation (“ICANN”), and VERISIGN, INC., a Delaware corporation (“Verisign”), and amends the parties’ executed .com Registry Agreement effective as of December 1, 2012 (the “Agreement”). Capitalized terms used herein shall have the meanings assigned to them in the Agreement.
WHEREAS, the parties believe that extending the Agreement will enhance the security and stability of the Internet and the TLD;
WHEREAS, the parties entered into the Agreement in order to set forth their understandings and agreements with respect to the .com TLD; and
WHEREAS, the parties are entering into this Amendment in order to effect certain modifications to the Agreement.
NOW, THEREFORE, in consideration of the promises, mutual covenants and agreements in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree, as follows:
1.Amendment to Agreement. Effective as of the Amendment Effective Date,

(a)    Section 4.1 of the Agreement is hereby deleted and replaced in its entirety by the following new Section 4.1:

“Section 4.1 Term. The term of this Agreement shall expire on November 30, 2024, as extended by any renewal terms (the “Expiration Date”).”

(b)    Section 7.3(d)(i) of the Agreement is hereby deleted and replaced in its entirety by the following new Section 7.3(d)(i):
“(i) from the Effective Date through November 30, 2024, US $7.85”
2.Future Amendments. The parties shall cooperate and negotiate in good faith to amend the terms of the Agreement (a) by the second anniversary of the Amendment Effective Date, to preserve and enhance the security and stability of the Internet or the TLD, and (b) as may be necessary for consistency with changes to, or the termination or expiration of, the Cooperative Agreement between Registry Operator and the Department of Commerce.

3.Agreement; No Other Amendment; Reaffirmation. Except as amended by this Amendment, the Agreement shall remain in full force and effect according to its terms and shall be read and construed as if the terms of this Amendment were included therein. The parties acknowledge and agree that each shall be bound and obligated to perform all of its respective obligations under the Agreement as amended by this Amendment, and that all references in such document to the Agreement shall mean and include the Agreement as amended hereby.

4.    Incorporation By Reference. This Amendment incorporates by reference the provisions set forth in Section 8.6 (Amendments and Waivers), Section 8.7 (No Third Party Beneficiaries), Section 8.8 (Notices, Designations and Specifications), Section 8.9 (Language), Section 8.10 (Counterparts) and Section 8.11 (Entire Agreement) as if fully set forth herein.

IN WITNESS WHEREOF, ICANN and Verisign have caused this Amendment to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

INTERNET CORPORATION FOR ASSIGNED NAMES AND NUMBERS

By: _________________________________________

Name: ______________________________________

Title: _______________________________________

VERISIGN, INC.

By: _________________________________________

Name: ______________________________________

Title: _______________________________________